UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
April 18, 2008

MACROCHEM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-13634 (Commission file number)	04 2744744 (IRS employer identification number)

80 Broad Street, Suite 2210, New York, New York 10004
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 514-8094

40 Washington Street, Suite 220, Wellesley Hills, MA 02481
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.              Completion of Acquisition or Disposition of Assets.

On April 18, 2008 (the “Effective Time”), MacroChem Corporation (“MacroChem”) acquired Virium Pharmaceuticals Inc. (“Virium”), a non-public, development stage company based in Princeton, NJ whose business is developing and commercializing novel therapeutics with a focus on oncology, pursuant to the terms of an Agreement and Plan of Merger (the “Merger Agreement”) dated as of April 18, 2008 by and among MacroChem, VRM Acquisition, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of MacroChem (“VRM Acquisition”), Virium and Virium Holdings, Inc., a non-public Delaware corporation (“Holdings”) and the parent of Virium.  On the Effective Date, VRM Acquisition merged with and into Virium with Virium continuing as the surviving company and a wholly-owned subsidiary of MacroChem (the “Merger”). At March 31, 2007, Virium had an accumulated deficit of approximately $4.4 million and negative working capital of approximately $3.7 million.

Pursuant to the Merger Agreement, each share of Virium common stock outstanding at the Effective Time was converted into the right to receive 0.89387756 shares of MacroChem common stock (the “Merger Consideration”) resulting in an aggregate of 22,899,206 shares of MacroChem common stock being issued in the Merger.  After giving effect to the Merger, MacroChem has 45,798,412 shares of common stock outstanding.

In addition, at the Effective Time,  all outstanding warrants to purchase shares of Virium common stock were converted into warrants to purchase MacroChem common stock.  After giving effect to the Merger, these warrants, which expire at various dates from 2012 to 2013, are exercisable to purchase 513,980 shares of MacroChem common stock at an exercise price of  $0.671 per share and 312,857 shares of MacroChem common stock at an exercise price of $1.187 per share.  As described in more detail under item 2.03 below, MacroChem also assumed convertible notes of Virium at the Effective Time.

MacroChem intends to proceed with a strategic planning process to assess its commercial and financial position with respect to its business and product pipeline.  In advance of completing a strategic planning process, management preliminarily anticipates that it will need to consummate a financing at some time within the next 12 months in order to maintain operations unless it acquires further cash resources through one of its ongoing partnership initiatives.

Prior to the Effective Date, SCO Capital Partners, LLC (“SCO LLC”) together with its affiliates Beach Capital LLC, SCO Securities LLC and SCO Capital Partners, L.P. (collectively with SCO LLC, “SCO”) was the beneficial owner of approximately 52.2% of the outstanding common stock of MacroChem, including warrants to purchase 8,075,498 shares, and also held approximately 87.4% of the outstanding stock of Holdings and warrants to purchase 112,500 shares of Virium common stock. As a result of the Merger, SCO has acquired 20,015,617 additional shares of MacroChem common stock based on its ownership of Holdings and warrants to purchase 100,561 shares of MacroChem common stock, and is now the beneficial owner of 36,056,000 shares, or approximately 67% of MacroChem’s common stock. Pursuant to a Director Designation Agreement dated as of October 1, 2007 between MacroChem and SCO LLC, SCO LLC has the right to designate two individuals to serve on MacroChem’s board of directors for so long as SCO holds 20% of MacroChem’s outstanding common stock.  The current SCO director designees are Jeffrey B. Davis and Mark J. Alvino.  Mr. Davis is currently the president of SCO Securities LLC and prior to the Effective Date was a director of Virium.  Mr. Alvino is a former Managing Director of SCO Financial Group LLC and currently an officer of Griffin Securities, Inc.  SCO Securities LLC, acted as placement agent in connection with MacroChem’s 2006 private placement.

A special committee of the board of directors of MacroChem comprised entirely of disinterested directors (the “Special Committee”) unanimously approved and recommended to the full board the Merger, which approved the Merger.  Griffin Securities, Inc. delivered an opinion to the board of directors that, as of the date of the opinion, the Merger Consideration is fair from a financial point of view to the holders of MacroChem common stock.

The above summary of the Merger and the Merger Agreement is not intended to be complete and is qualified in its entirety by reference to the detailed provisions in the Merger Agreement which is attached to this Form 8-K as exhibit 10.1 and incorporated herein by reference.

The terms of the Merger Agreement (such as the representations and warranties) are intended to govern the contractual rights and relationships, and allocate risks, between the parties in relation to the Merger. The Merger Agreement contains representations and warranties that MacroChem and Virium and the other parties named therein made to each other as of specific dates. The representations and warranties were negotiated between the parties with the principal purpose of setting forth their respective rights with respect to their obligations to complete the Merger and may be subject to important limitations and qualifications as set forth therein, including a contractual standard of materiality different from that generally applicable under federal securities laws.

A copy of the press release issued by MacroChem in connection with the acquisition is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 2.03               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Pursuant to the terms of the Merger Agreement, at the Effective Time, MacroChem assumed all obligations under the convertible promissory note in the aggregate principal amount of $500,000 issued to Strategic Capital Resources, Inc. by Virium on May 30, 2007 (the “First Convertible Note”).  The First Convertible Note is due to mature on April 25, 2008.  The First Convertible Note had a 12% annual interest rate until November 30, 2007, which increased to 15% thereafter.  MacroChem paid to Strategic Capital Resources, Inc. $44,725.96 in cash which represents all accrued and unpaid interest on such note through the date of consummation of the Merger plus $10,000. MacroChem  made this payment in consideration of Strategic Capital Resources, Inc.’s prior agreement with Virium to extend the maturity date on its note from March 26, 2008 to April 25, 2008.  Upon closing of  MacroChem’s next round of equity financing, the principal amount of the First Convertible Note and all accrued interest may be converted into MacroChem common stock at the discretion of each First Convertible Note holder such that each holder will be entitled to acquire shares of MacroChem common stock at $0.8950 per share, subject to anti-dilution adjustments.

MacroChem also assumed on the Effective Date all obligations under convertible promissory notes in the aggregate principal amount of $500,000 issued by Virium on December 12, 2007 (the “Second Convertible Notes”).  The Second Convertible Notes mature on the earlier of (a) the closing of any equity financing by the MacroChem or (b) June 12, 2008.  The Second Convertible Notes have a 12% annual interest rate with all accrued interest due at maturity.  Upon closing of the MacroChem’s next round of equity financing, the principal amount of the Second Convertible Notes and all accrued interest thereon will be automatically converted into MacroChem common stock  such that each Second Convertible Note holder will be entitled to acquire shares of MacroChem Common Stock at $0.8950 per share.

Item 3.02.              Unregistered Sales of Equity Securities

The shares of MacroChem common stock issued in connection with the acquisition have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and were sold in reliance upon an exemption provided under Section 4(2) of the Securities Act and rule 506 of Regulation D promulgated thereunder. Please refer to the disclosure under Item 2.01, which is responsive to the other requirements of this item and incorporated herein by reference.

Item 3.03               Material Modification to Rights of Security Holders.

Immediately prior to the execution of the Merger Agreement, the Company amended the Rights Agreement, dated as of August 13, 1999 between the Company and American Stock Transfer & Trust Company, as amended by Amendment No. 1 dated as of December 23, 2005 (the “Rights Agreement”), to provide that as a result of the consummation of the transactions contemplated by the Merger Agreement (i) no one acquiring common stock of MacroChem or any securities convertible into common stock of MacroChem pursuant to the Merger Agreement shall become an “Acquiring Person” (as defined in the Rights Agreement) as a result of such acquisition, and (ii) a “Stock Acquisition Date” or “Distribution Date” (as defined in the Rights Agreement) would not be deemed to have occurred.

The foregoing description of the amendment to the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to Amendment No. 2 to the Rights Agreement, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, at  the Effective Time , all members of the Special Committee, namely, John L. Zabriskie, Michael A. Davis, Paul S. Echenberg, and Peter G. Martin resigned from the board of directors of MacroChem.

Immediately following these resignations, David P. Luci and Dr. James Pachence were appointed to the board of directors of MacroChem.  Dr. Pachence and Mr. Luci will be entitled to the standard compensation payable to our directors which as of April 22, 2008, is now applicable to all directors and includes compensation of $12,000 annually, $1,000 per regular board meeting attended, $500 for each special, telephone or committee meeting attended and the stock option grants that our Compensation Committee from time to time deems appropriate.

As of April 22, 2008, Dr. Pachence was appointed Chief Executive Officer of MacroChem pursuant to an employment agreement dated April 22, 2008.  Mr. Pachence held approximately 1.76% of the outstanding stock of Holdings at the Effective Time.  The dollar value of the MacroChem shares which Mr. Pachence is entitled to receive based upon his ownership of Holdings and MacroChem’s stock price on the date of the consummation of the Merger is $120,673.47.

As of April 22, 2008, Mr. Luci was appointed President and Chief Business Officer of MacroChem and is a party to the employment agreement with MacroChem described in MacroChem’s Current Report on Form 8-K filed on March 25, 2008, and such description is incorporated by reference herein.  Mr. Luci’s employment agreement was amended and restated on April 22, 2008.

As of April 22, 2008, Mr. DeLuccia was appointed the Chairman of MacroChem pursuant to a letter of employment dated April 22, 2008 and will continue to serve as a member of the board of directors of MacroChem.

The terms of Dr. Pachence’s and Mr. Luci’s employment agreements and Mr. DeLuccia’s letter of employment will be described in a subsequent filing on Form 8-K on or before April 28, 2008.

Item 9.01.              Financial Statements and Exhibits

(a) Financial statements of business acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K within 71 calendar days after the date by which this Current Report must be filed.

(b) Pro forma financial information.

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K within 71 calendar days after the date by which this Current Report must be filed.

(d)  Exhibits.

4.1                                 Amendment No. 2 to the Rights Agreement, dated as of April 18, 2008 by and between the Company and American Stock Transfer & Trust Company.

10.1                           Merger Agreement, dated April 18, 2008 by and among MacroChem Corporation, VRM Acquisition, LLC, Virium Pharmaceuticals Inc., and Virium Holdings, Inc.

10.2                           Convertible Promissory Note dated as of May 30, 2007 issued to Strategic Capital Resources, Inc. by Virium Pharmaceuticals Inc. and assumed by MacroChem Corporation.

10.3                           Warrant to purchase 250,000 shares of common stock of Virium Pharmaceuticals Inc., dated as of May 30, 2007.

10.4                           Amendment No. 1 to the Convertible Promissory Note dated as of May 30, 2007 issued to Strategic Capital Resources, Inc. by Virium Pharmaceuticals Inc. and assumed by MacroChem Corporation.

10.5                           Warrant to purchase 250,000 shares of common stock of Virium Pharmaceuticals Inc., dated November 26, 2007.

10.6                           Amendment No. 2 to the Convertible Promissory Note dated as of May 30, 2007 issued to Strategic Capital Resources, Inc. by Virium Pharmaceuticals Inc. and assumed by MacroChem Corporation.

10.7                           Form of Convertible Promissory Note Dated as of December 12, 2007 issued by Virium Pharmaceuticals Inc. and assumed by MacroChem Corporation.

10.8                           Form of Common Stock Purchase Warrant of Virium Pharmaceuticals Inc. dated as of December 12, 2007.

10.9                           Warrant to purchase 75,000 shares of common stock dated as of April 17, 2008 issued to Dr. Jon Rogers by Virium Pharmaceuticals, Inc. and assumed by MacroChem Corporation.

10.10                     Warrant to purchase 50,000 shares of common stock of Virium Pharmaceuticals Inc., dated May 30, 2007.

99.1                           Press release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2008		MACROCHEM CORPORATION
	By	/s/ David P. Luci
	Name:	David P. Luci
	Title:	President and Chief Business Officer

EXHIBIT INDEX

The following exhibits are filed herewith:

4.1                                 Amendment No. 2 to the Rights Agreement, dated as of April 18, 2008 by and between the Company and American Stock Transfer & Trust Company.

10.1                           Merger Agreement, dated April 18, 2008 by and among MacroChem Corporation, VRM Acquisition, LLC, Virium Pharmaceuticals Inc., and Virium Holdings, Inc.

10.2                           Convertible Promissory Note dated as of May 30, 2007 issued to Strategic Capital Resources, Inc. by Virium Pharmaceuticals Inc. and assumed by MacroChem Corporation.

10.3                           Warrant to purchase 250,000 shares of common stock of Virium Pharmaceuticals Inc., dated as of May 30, 2007.

10.4                           Amendment No. 1 to the Convertible Promissory Note dated as of May 30, 2007 issued to Strategic Capital Resources, Inc. by Virium Pharmaceuticals Inc. and assumed by MacroChem Corporation.

10.5                           Warrant to purchase 250,000 share of common stock of Virium Pharmaceuticals Inc., dated November 26, 2007.

10.6                           Amendment No. 2 to the Convertible Promissory Note dated as of May 30, 2007 issued to Strategic Capital Resources, Inc. by Virium Pharmaceuticals Inc. and assumed by MacroChem Corporation.

10.7                           Form of Convertible Promissory Note Dated as of December 12, 2007 issued by Virium Pharmaceuticals Inc. and assumed by MacroChem Corporation.

10.8                           Form of Common Stock Purchase Warrant of Virium Pharmaceuticals Inc. dated as of December 12, 2007.

10.9                           Warrant to purchase 75,000 shares of common stock dated as of April 17, 2008 issued to Dr. Jon Rogers by Virium Pharmaceuticals, Inc. and assumed by MacroChem Corporation.

10.10                     Warrant to purchase 50,000 shares of common stock of Virium Pharmaceuticals Inc., dated May 30, 2007.

99.1                           Press release